                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 33-00226) filed on January 9, 1996 and Form S-3 Registration Statement (File No. 33-87326).

                                   /s/Arthur Andersen LLP
                                   Arthur Andersen LLP

Denver Colorado
May 26, 1997